UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2023

Hostess Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7905 Quivira Road Lenexa, KS	66215
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (816) 701-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common Stock, $0.0001 par value per share	TWNK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K (the “Signing Form 8-K”) filed with the Securities and Exchange Commission (the “SEC”) on September 12, 2023 by Hostess Brands, Inc., a Delaware corporation (the “Company”), on September 10, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The J. M. Smucker Company, an Ohio corporation (“Smucker”), and Smucker’s wholly owned subsidiary, SSF Holdings, Inc., a Delaware corporation (“Purchaser”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on October 10, 2023, Purchaser commenced an exchange offer (the “Offer”) to purchase any and all of the issued and outstanding shares (the “Shares”) of Class A Common Stock, par value $0.0001 per share (the “Company Common Stock”), of the Company in exchange for (i) $30.00 in cash (the “Cash Consideration”) and (ii) 0.03002 Smucker common shares, no par value (together with the Cash Consideration, the “Offer Consideration”), plus cash in lieu of fractional shares, in each case, without interest, subject to reduction for any applicable tax withholding and subject to adjustment in accordance with the terms of the Merger Agreement.

At 12:00 Noon, Eastern Time (the “Expiration Time”), on November 7, 2023, the Offer expired. Computershare Trust Company, N.A., in its capacity as depositary and exchange agent for the Offer, advised that, as of the expiration of the Offer, a total of 69,250,307 Shares were validly tendered and not validly withdrawn pursuant to the Offer, representing 52.10% of the issued and outstanding Shares as of the Expiration Time, and an additional 22,117,606 Shares were tendered pursuant to guaranteed delivery procedures, representing approximately an additional 16.64% of the issued and outstanding Shares as of the Expiration Time. This number of Shares validly tendered and not validly withdrawn satisfied the Minimum Condition (as defined in the Merger Agreement). As each condition to the Offer was satisfied or waived, Purchaser irrevocably accepted for exchange all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

On November 7, 2023 (the “Closing Date”), following consummation of the Offer, Purchaser merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation. The Merger was completed pursuant to Section 251(h) of the General Corporation Law of the State of Delaware.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than any shares that were excluded pursuant to the terms of the Merger Agreement) was converted into the right to receive the Offer Consideration.

The foregoing descriptions of the Offer, the Merger, and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Signing Form 8-K, and is incorporated herein by reference.

The information set forth in Items 3.03, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, on November 7, 2023, the Company notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and all shares of Company Common Stock ceased trading on Nasdaq, and the Company requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to effect the delisting of all Shares from Nasdaq and the deregistration of such Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, each Share that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Merger Agreement and other than Shares tendered into the Offer and accepted by Purchaser) at the Effective Time was converted into the right to receive the Offer Consideration. Accordingly, at the Effective Time, the Company’s stockholders immediately before the Effective Time ceased to have any rights in the Company as stockholders, other than their right to receive the Offer Consideration.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, the Purchaser merged with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Smucker. As a result, a change of control of the Company occurred.

The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In accordance with the Merger Agreement, at the Effective Time, each of the directors of the Company (Jerry D. Kaminski, Andrew P. Callahan, Olu Beck, Laurence Bodner, Gretchen R. Crist, Rachel P. Cullen, Hugh G. Dineen, Ioannis Skoufalos, and Craig D. Steeneck) resigned as directors of the Company. These resignations were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies, or practices.

As of the Effective Time, in accordance with the Merger Agreement, John P. Brase, Jeannette L. Knudsen, and Tucker H. Marshall, the directors of Purchaser immediately prior to the Effective Time, became directors of the Company.

Officers

In accordance with the Merger Agreement, at the Effective Time, each of the executive officers of the Company (Andrew P. Callahan, Travis E. Leonard, Arist R. Mastorides, Daniel J. O’Leary, Adrian A. Poretti, Darryl P. Riley, Jolyn J. Sebree, and Robert C. Weber) were replaced in their respective positions as the executive officers of the Company. These replacements were in connection with the Merger and not as a result of any disagreements between the Company and the resigning individuals on any matters related to the Company’s operations, policies, or practices.

As of the Effective Time, in accordance with the Merger Agreement, John P. Brase as President, Jeannette L. Knudsen as Chief Legal Officer and Secretary, Tucker H. Marshall as Chief Financial Officer, Nadeem S. Ali as Vice President and Treasurer, and Peter O. Farah as Vice President and Assistant Secretary, the executive officers of Purchaser immediately prior to the Effective Time, became the executive officers of the Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, in connection with the consummation of the Merger, the certificate of incorporation and by-laws attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K became the certificate of incorporation and bylaws of the Company.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 10, 2023, among Hostess Brands, Inc., The J. M. Smucker Company, and SSF Holdings, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Hostess Brands, Inc. with the Securities and Exchange Commission on September 12, 2023).

3.1	Amended and Restated Certificate of Incorporation of Hostess Brands, Inc.

3.2	Amended and Restated Bylaws of Hostess Brands, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

By:	/s/ Jeannette L. Knudsen
Name: Jeannette L. Knudsen
Title: Chief Legal Officer and Secretary
Date: November 7, 2023